Exhibit 99.2


                                               Sprint Corporation
                          SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT


During a review of internal controls related to its capital assets, Sprint identified, in the 2004 third quarter, a calculation error that had resulted, since 1999, in the overstatement of interest capitalized during the construction of its Wireless capital assets, with a corresponding understatement of interest expense. The error subsequently resulted in an overstatement of depreciation expense after the associated capital assets were placed in service. While the effects of this calculation error are not material to any previously reported period, Sprint has corrected this calculation error by restating previously issued financial statements. Additionally, during the fourth quarter of 2003, Sprint recorded an adjustment related to an understatement of its long term disability liability. While the impact on prior years' annual financial statements was fully disclosed and determined not to be material, Sprint has also restated its previously issued financial statements to apply this adjustment to the appropriate pre-2003 periods.

Sprint will file amendments to its filings with the Securities and Exchange Commission to reflect the impacts of the restatements on its previously issued audited annual and unaudited interim financial statements and related disclosures.

The impacts of these restatements are summarized below (in millions, except per share information):





Statement of Operations Data:

                                                                                For the Quarter Ended June 30, 2004
                                                                      ----------------------------------------------------------
                                                                       Previously                                 As
                                                                       Reported           Adjustment           Restated
                                                                      ----------------------------------------------------------

         Operating income (loss)                                       $   707             $   11                    $    718
         Interest expense                                                  310                  6                         316
         Income (loss) from continuing operations                          233                  3                         236
         Net income (loss)                                                 233                  3                         236
         Diluted earnings (loss) per common share                         0.16                  -                        0.16
         Basic earnings (loss) per common share                           0.16                  -                        0.16

                                                                                For the Quarter Ended March 31, 2004
                                                                       ---------------------------------------------------------
                                                                        Previously                                   As
                                                                        Reported           Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $  714             $   10                    $    724
         Interest expense                                                  320                  6                         326
         Income (loss) from continuing operations                          222                  3                         225
         Net income (loss)                                                 222                  3                         225
         Diluted earnings (loss) per common share(1)                      0.15               0.01                        0.16
         Basic earnings (loss) per common share(1)                        0.15               0.01                        0.16

                                                                                For the Quarter Ended December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $  325             $  122                    $    447
         Interest expense                                                  322                  8                         330
         Income (loss) from continuing operations                           35                 72                         107
         Net income (loss)                                                  38                 72                         110
         Diluted earnings (loss) per common share(1)                      0.03               0.05                        0.08
         Basic earnings (loss) per common share(1)                        0.03               0.05                        0.08

                                                                                For the Quarter Ended September 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $ (438)            $    8                    $   (430)
         Interest expense                                                  335                  6                         341
         Income (loss) from continuing operations                         (497)                 1                        (496)
         Net income (loss)                                                (498)                 1                        (497)
         Diluted earnings (loss) per common share(1)                     (0.35)                 -                       (0.35)
         Basic earnings (loss) per common share(1)                       (0.35)                 -                       (0.35)


                                       1


                                                   Sprint Corporation
                          SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT (continued)

Statement of Operations Data (continued):

                                                                                For the Quarter Ended June 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $   370            $    8                   $    378
         Interest expense                                                   351                 7                        358
         Income (loss) from continuing operations                            (2)                -                         (2)
         Net income (loss)                                                    7                 -                          7
         Diluted earnings (loss) per common share(1)                          -                 -                          -
         Basic earnings (loss) per common share(1)                            -                 -                          -

                                                                                For the Quarter Ended March 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $   604            $    8                   $    612
         Interest expense                                                   366                 6                        372
         Income (loss) from continuing operations                            97                 2                         99
         Net income (loss)                                                1,668                 2                      1,670
         Diluted earnings (loss) per common share(1)                       1.18                 -                       1.18
         Basic earnings (loss) per common share(1)                         1.18                 -                       1.18

                                                                                For the Year Ended December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $   861          $    146                   $  1,007
         Interest expense                                                 1,374                27                      1,401
         Income (loss) from continuing operations                          (367)               75                       (292)
         Net income (loss)                                                1,215                75                      1,290
         Diluted earnings (loss) per common share(1)                       0.85              0.06                       0.91
         Basic earnings (loss) per common share(1)                         0.85              0.06                       0.91

                                                                                For the Year Ended December 31, 2002
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $ 2,100          $     (4)                  $  2,096
         Interest expense                                                 1,406                28                      1,434
         Income (loss) from continuing operations                           471               (20)                       451
         Net income (loss)                                                  630               (20)                       610
         Diluted earnings (loss) per common share(1)                       0.44             (0.01)                      0.43
         Basic earnings (loss) per common share(1)                         0.45             (0.02)                      0.43

                                                                                For the Year Ended December 31, 2001
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         Operating income (loss)                                        $  (901)         $     (9)                  $   (910)
         Interest expense                                                 1,180                64                      1,244
         Income (loss) from continuing operations                        (1,553)              (46)                    (1,599)
         Net income (loss)                                               (1,401)              (46)                    (1,447)
         Diluted earnings (loss) per common share(1)                      (1.02)            (0.03)                     (1.05)
         Basic earnings (loss) per common share(1)                        (1.02)            (0.03)                     (1.05)


                                       2


                                  Sprint Corporation
               SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT (continued)


Statement of Operations Data (continued):

(1)  On April 23, 2004 Sprint recombined its two tracking stocks.  Each share of
     PCS  common  stock  automatically  converted  into 0.5 shares of FON common
     stock.   All  per  share   amounts  have  been   restated  to  reflect  the
     recombination  of the FON  common  stock  and PCS  common  stock  as of the earliest  period  presented at an  identical  conversion  ratio (0.5).  The conversion ratio was also applied to dilutive PCS securities  (mainly stock options,  ESPP,  convertible preferred stock and restricted stock units) to determine diluted weighted average shares on a consolidated basis.

     Following are the impacts of the restatements on previously reported information for the FON Group and the PCS Group:


                                                                                For the Quarter Ended December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $   360           $    66                   $    426
         Diluted earnings (loss) per FON common share                      0.40              0.07                       0.47
         Basic earnings (loss) per FON common share                        0.40              0.07                       0.47
         PCS Net income (loss)                                             (322)                6                       (316)
         Diluted earnings (loss) per PCS common share                     (0.31)                -                      (0.31)
         Basic earnings (loss) per PCS common share                       (0.31)                -                      (0.31)

                                                                                For the Quarter Ended September 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $  (433)          $     -                   $   (433)
         Diluted earnings (loss) per FON common share                     (0.48)                -                      (0.48)
         Basic earnings (loss) per FON common share                       (0.48)                -                      (0.48)
         PCS Net income (loss)                                              (65)                1                        (64)
         Diluted earnings (loss) per PCS common share                     (0.07)                -                      (0.07)
         Basic earnings (loss) per PCS common share                       (0.07)                -                      (0.07)

                                                                                For the Quarter Ended June 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $    99           $     -                   $     99
         Diluted earnings (loss) per FON common share                      0.11                 -                       0.11
         Basic earnings (loss) per FON common share                        0.11                 -                       0.11
         PCS Net income (loss)                                              (92)                -                        (92)
         Diluted earnings (loss) per PCS common share                     (0.09)                -                      (0.09)
         Basic earnings (loss) per PCS common share                       (0.09)                -                      (0.09)

                                                                                For the Quarter Ended March 31, 2003
                                                                       ---------------------------------------------------------
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported             Adjustment             Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $ 1,850          $      -                   $  1,850
         Diluted earnings (loss) per FON common share                      2.06                 -                       2.06
         Basic earnings (loss) per FON common share                        2.07                 -                       2.07
         PCS Net income (loss)                                             (182)                2                       (180)
         Diluted earnings (loss) per PCS common share                     (0.18)                -                      (0.18)
         Basic earnings (loss) per PCS common share                       (0.18)                -                      (0.18)


                                       3


                      Sprint Corporation
               SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT (continued)

Statement of Operations Data (continued):

                                                                                For the Year Ended December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported            Adjustment               Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $ 1,876           $    66                  $  1,942
         Diluted earnings (loss) per FON common share                      2.09              0.07                      2.16
         Basic earnings (loss) per FON common share                        2.09              0.07                      2.16
         PCS Net income (loss)                                             (661)                9                      (652)
         Diluted earnings (loss) per PCS common share                     (0.66)             0.01                     (0.65)
         Basic earnings (loss) per PCS common share                       (0.66)             0.01                     (0.65)

                                                                                For the Year Ended December 31, 2002
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $ 1,208          $    (14)                 $  1,194
         Diluted earnings (loss) per FON common share                      1.36             (0.02)                     1.34
         Basic earnings (loss) per FON common share                        1.36             (0.01)                     1.35
         PCS Net income (loss)                                             (578)               (6)                     (584)
         Diluted earnings (loss) per PCS common share                     (0.58)            (0.01)                    (0.59)
         Basic earnings (loss) per PCS common share                       (0.58)            (0.01)                    (0.59)

                                                                                For the Year Ended December 31, 2001
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         FON Net income (loss)                                          $  (147)         $    (14)                  $  (161)
         Diluted earnings (loss) per FON common share                     (0.16)            (0.01)                    (0.17)
         Basic earnings (loss) per FON common share                       (0.16)            (0.01)                    (0.17)
         PCS Net income (loss)                                           (1,254)              (32)                   (1,286)
         Diluted earnings (loss) per PCS common share                     (1.28)            (0.03)                    (1.31)
         Basic earnings (loss) per PCS common share                       (1.28)            (0.03)                    (1.31)


                                       4


                      Sprint Corporation
               SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT (continued)


     Balance Sheet Information:
                                                                                As of June 30, 2004
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         Net property, plant and equipment                             $ 26,345          $   (166)                 $ 26,179
         Deferred income tax liability                                    2,025               (61)                    1,964
         Postretirement and other benefit obligations                     1,357                 -                     1,357
         Total shareholders' equity                                      13,527              (105)                   13,422

                                                                                As of March 31, 2004
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         Net property, plant and equipment                             $ 26,641          $   (171)                 $ 26,470
         Deferred income tax liability                                    1,904               (63)                    1,841
         Postretirement and other benefit obligations                     1,313                 -                     1,313
         Total shareholders' equity                                      13,404              (108)                   13,296

                                                                                As of December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         Net property, plant and equipment                             $ 27,276          $   (175)                 $ 27,101
         Deferred income tax liability                                    1,789               (64)                    1,725
         Postretirement and other benefit obligations                     1,572                 -                     1,572
         Total shareholders' equity                                      13,224              (111)                   13,113

                                                                                As of December 31, 2002
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         Net property, plant and equipment                             $ 28,745          $   (180)                 $ 28,565
         Deferred income tax liability                                    2,025              (108)                    1,917
         Postretirement and other benefit obligations                     1,712               114                     1,826
         Total shareholders' equity                                      12,294              (186)                   12,108

                                                                                As of December 31, 2001
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

         Net property, plant and equipment                             $ 28,960          $   (174)                 $ 28,786
         Deferred income tax liability                                    1,586               (96)                    1,490
         Postretirement and other benefit obligations                       940                88                     1,028
         Total shareholders' equity                                      12,616              (166)                   12,450


                                       5


                      Sprint Corporation
               SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT (continued)


Statement of Cash Flows Data:

                                                                                For the Six Months Ended June 30, 2004
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                 Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $  2,946          $    (12)                  $ 2,934
    Capital expenditures                                                  1,688               (12)                    1,676

                                                                                For the Three Months Ended March 31, 2004
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported         Adjustment                  Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $  1,044          $     (6)                  $ 1,038
    Capital expenditures                                                    689                (6)                      683

                                                                                For the Year Ended December 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                 Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $  6,542          $    (27)                  $ 6,515
    Capital expenditures                                                  3,824               (27)                    3,797

                                                                                For the Nine Months Ended September 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported           Adjustment               Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $ 4,379           $    (19)                  $ 4,360
    Capital expenditures                                                 2,352                (19)                    2,333

                                                                                For the Six Months Ended June 30, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported            Adjustment               Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $ 2,968           $    (13)                  $ 2,955
    Capital expenditures                                                 1,492                (13)                    1,479

                                                                                For the Three Months Ended March 31, 2003
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported           Adjustment                Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $ 1,058           $     (6)                  $ 1,052
    Capital expenditures                                                   547                 (6)                      541

                                                                                For the Year Ended December 31, 2002
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $ 6,206           $    (28)                  $ 6,178
    Capital expenditures                                                 4,849                (28)                    4,821

                                                                                For the Year Ended December 31, 2001
                                                                       ---------------------------------------------------------
                                                                        Previously                                      As
                                                                        Reported          Adjustment                Restated
                                                                       ---------------------------------------------------------

    Net cash provided by operating activities of continuing operations $ 4,563           $    (64)                  $ 4,499
    Capital expenditures                                                 9,046                (64)                    8,982



                                       6
